UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2007


                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




            OREGON                    0-21820                  93-0822509
 (State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                   Identification No.)



                                150 Avery Street
                         Walla Walla, Washington 99362
              (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On February 8, 2007, Key Technology, Inc., the registrant, issued a press release announcing its financial results for its first fiscal quarter ended December 31, 2006. The full text of the press release is attached as Exhibit 99.1.


Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

             99.1 Press Release of Key Technology, Inc., dated February 8, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            KEY TECHNOLOGY, INC.




                            /s/  RONALD W. BURGESS
                            -------------------------------------------------
                            Ronald W. Burgess
                            Senior Vice President and Chief Financial Officer




Dated:  February 8, 2007

                                  EXHIBIT INDEX


    Exhibit No.      Description
    ------------     ---------------------------------------------------------
          99.1       Press release of Key Technology, Inc.,
                     dated February 8, 2007